SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549

                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report
(Date of earliest event reported)            January 3, 1995


                    SUPER FOOD SERVICES, INC.
      (Exact name of registrant as specified in its charter)




        Delaware                 2-14466                       36-2407235
 (State or other juris-       (Commission                  (IRS Employer
diction of incorporation)       File Number)              Identification No.)



    Kettering Box 2323, Dayton, Ohio                               45429
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number,
     including area code                           (513) 439-7500



______________________________________________________________
           (Former name or former address, if changed,
                        since last report)


Item 5.   Other Materially Important Events.

          On January 3, 1995, the Registrant announced that the 5th District Court of Appeals of the State of Florida affirmed, without opinion, the dismissal by the Circuit Court of Orange County, Florida of Registrant's contract claims against Albertson's, Inc. The Registrant further announced that it would file a motion for either a rehearing, clarification or a certification with the 5th District Court of Appeals. A copy of the news release is attached hereto as Exhibit 99.


Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements - not applicable.

          (b)  Exhibits -

               99.   Press Release issued January 3,
                     1995.

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                 SUPER FOOD SERVICES, INC.
                                       (Registrant)


                                 By           /s/ John Demos
                                   ---------------------------------------
                                              Vice Chairman

Dated: January 9, 1995